                   TABLE OF CONTENTS

        Letter to Shareholders...............................   1
        Performance Results..................................   3
        Portfolio Highlights.................................   4
        Performance in Perspective...........................   5
        Portfolio Management Review..........................   6
        Equity Management Philosophy.........................   8
        Portfolio of Investments.............................   9
        Statement of Assets and Liabilities..................  12
        Statement of Operations..............................  13
        Statement of Changes in Net Assets...................  14
        Financial Highlights.................................  15
        Notes to Financial Statements........................  18
        Report of Independent Accountants....................  23

         COM ANR 2/97

                            LETTER TO SHAREHOLDERS

               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 31, 1997

Dear Shareholder,
We are pleased to report that the Van Kampen American Capital Comstock Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capi-tal, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Mor-gan Stanley retail funds on January 2, 1997.
ECONOMIC REVIEW

The U.S. economy experienced moderate growth and low inflation during the re-porting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respec-tively, following their 37.44 percent and 33.5 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July.
The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and infla-tionary warning signals noted earlier. When subsequent data showed
                                                          Continued on page two
those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread specula-tion led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not an-ticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and war-ranted.
We caution investors to expect bumps along the way. Stock prices have appreci-ated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a re-turn of the rapid GDP growth experienced during the first half of 1996, a de-velopment that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[LOGO OF DON G. POWELL]                 [LOGO OF DENNIS J. MCDONNELL]

Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   22.34%   21.39%   21.38%
One-year total return/2/.............................   15.29%   16.39%   20.38%
Five-year average annual total return/2/.............   11.94%      N/A      N/A
Ten-year average annual total return/2/..............   12.86%      N/A      N/A
Life-of-Fund average annual total return/2/..........   12.09%   14.66%   15.58%
Commencement Date.................................... 10/07/68 10/19/92 10/26/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                                AS OF                AS OF
                                          DECEMBER 31, 1996      JUNE 30, 1996
Philip Morris Cos., Inc.......................  4.8%           ............ 0.9%
WMX Technologies Inc. ........................  4.1%           ............ 2.6%
Tele Communications Inc.......................  3.4%           ............ 1.0%
RJR Nabisco Holdings Corp. ...................  3.3%           ............ 0.3%
MCI Communications Corp. .....................  3.0%           ............  N/A
Time Warner Inc...............................  2.8%           ............ 0.8%
AT & T Corp. .................................  2.3%           ............  N/A
Aetna, Inc. ..................................  2.0%           ............ 1.0%
Boise Cascade Corp. ..........................  1.8%           ............ 1.6%
Mallinckrodt Inc..............................  1.8%           ............ 1.5%

N/A = Not Applicable

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996         AS OF JUNE 30, 1996
Utilities............... 19%    Energy.................. 16%
Finance................. 16%    Utilities............... 14%
Consumer Non-Durables... 12%    Finance................. 12%
Energy.................. 12%    Health Care.............  9%
Producer Manufacturing..  9%    Producer Manufacturing..  9%

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the pe-riod measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indices are unmanaged statistical composites and do not re-flect any commissions or fees which would be incurred by an investor purchas-ing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an ac-tively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Comstock Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (December 31, 1986 through December 31, 1996)


                             [CHART APPEARS HERE]

                                                         Lipper Growth
                              VKAC          S&P           & Income
                              Comstock      500 INDEX    Fund Index
                             ----------     ---------    -------------
   DEC 1986                  $ 9,425        $10,000      $10,000
   DEC 1987                  $ 9,408        $10,518      $10,264
   DEC 1988                  $10,800        $12,253      $12,147
   DEC 1989                  $14,097        $16,124      $15,030
   DEC 1990                  $13,624        $15,622      $14,129
   DEC 1991                  $17,976        $20,360      $18,051
   DEC 1992                  $19,150        $21,909      $19,790
   DEC 1993                  $20,892        $24,108      $22,683
   DEC 1994                  $20,126        $24,435      $22,589
   DEC 1995                  $27,403        $33,585      $29,623
   DEC 1996                  $33,526        $41,276      $35,752


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

We recently spoke with the management team of the Van Kampen American Capital Comstock Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by B. Robert Baker, Jr., portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

 Q WHAT ECONOMIC FACTORS AND SECTORS DROVE THE MARKET UPWARD OVER THE PAST 12 MONTHS?

 A 1996 ushered in a favorable environment for both the stock and bond mar-kets. However, bond prices fell soon after the year started due to fears that strong economic growth would bring higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when in-flationary fears were re-ignited after second quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. While the bond market struggled, the stock market surged, led by small capitalization companies.
  Early in the third quarter, stocks suffered a temporary setback but then recovered with large capitalization stocks leading the way. The bond market also rebounded as GDP decreased to 2.0 percent in the third quarter, and concerns about Fed tightening diminished. The 30-year Treasury bond yield dropped to approximately 6.6 percent in late October where it remained until year end. By late October, stocks, already at record highs, climbed even higher. The rally continued throughout the end of the year, resulting in a historically high post-election monthly gain.

 Q   WHAT IS THE INVESTMENT PHILOSOPHY USED TO MANAGE THE FUND?

 A Our investment philosophy is to seek to provide capital growth and income while attempting to control risk in order to reduce relative volatility.
  We seek to control risk in several ways. First, while the Fund should normally be fully invested in common stocks, there may be times that a small position will be in cash, U.S. Treasuries, or short-term financial instruments. These positions would be held only until a prudent decision is made on the buy side.
  Next, we maintain a fully diversified portfolio, with investments across many sectors, from technology to utilities. Although we invest in these sectors according to relative valuations and opportunity, levels of exposure to each sector are also governed by internal guidelines.
  Finally, we closely monitor certain other portfolio characteristics. For example, the average growth rate and price-to-earnings ratio of our portfolio should not be too high, while the dividend yield should not be too low.

 Q DURING THE REPORTING PERIOD, WHAT ACTIONS DID YOU TAKE TO MEET THE FUND'S OBJECTIVE?

 A We use a "bottom up" approach, meaning that we focus on selecting stocks rather than anticipating market direction or sector trends. Our disci-
plined stock selection process was well suited to the market's strong perfor-mance in 1996.
  Primarily, we employ a traditional value approach to stock selection for the Fund. Depending on the type of industry, we look at several different ratios as indicators of future stock performance. In other words, we look for companies whose stock prices we believe are low compared to their intrinsic worth or to their future potential. A catalyst is required to move a stock price from being undervalued to being fairly valued. That catalyst could include new management, restructuring, reorganization, or a regulatory or legal change. For example, when cable stocks became depressed late in the third quarter due to competition and regulatory concerns, we added substantially to our cable holdings. We added Philip Morris and RJR Nabisco, companies with solid fundamentals, in the third quarter when their stocks became depressed by litigation concerns. If undervalued stocks such as these rebound, they have the potential to become fairly valued, benefiting the Fund's portfolio.
  At year end, our heaviest sector exposures were in utilities (19 percent), finance (16 percent), and energy (12 percent). Many of the stocks within these sectors we feel are relatively undervalued. For additional Fund portfolio highlights, refer to page four.

 Q   HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

 A The Fund achieved a 12-month total return of 22.34 percent/1/ (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index returned 22.90 percent and the Lipper
Growth and Income Fund Index returned 20.69 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the largest growth and income funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commis-sions, fees, or sales charges that would be incurred by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

 Q   WHAT IS YOUR OUTLOOK FOR THE FUND INTO THE NEXT YEAR?

 A Even in a down market, our disciplined stock selection process should continue to serve the Fund well. By buying what we believe are underval-
ued stocks, we attempt to increase our potential return while limiting the Fund's exposure to risk.
  We expect a continuation of the moderate growth and low inflation that have characterized the domestic economy in recent years. Steady economic growth should push corporate profits modestly higher during 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. Such a correction may be triggered by a return of the rapid GDP growth experienced during the first half of 1996 which could persuade the Fed to raise interest rates.
  With this in mind, a review of your portfolio's asset mix may be warranted at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two years. This performance may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago.


[LOGO OF ALAN T. SACHTLEBEN]  [LOGO OF B. ROBERT BAKER, JR.]

Alan T. Sachtleben            B. Robert Baker, Jr.
Chief Investment Officer      Portfolio Manager
Equity Investments

                                       7
                                             Please see footnotes on page three

           MANAGING YOUR EQUITY INVESTMENT FOR LONG-TERM PERFORMANCE

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

--------------------------------------------------------------------------------

Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds so that they maintain four key characteris-tics: a fully invested portfolio, broadly diversified holdings, a clearly de-fined structure, and a blended investment style. We believe these traits are vital in helping us achieve our objectives of consistency and excellence in long-term investment returns.

                                                  [CHART]
[_] FULLY INVESTED. The money you          FULLY INVESTED APPROACH
invest in one of our stock funds          MARKET RETURNS 1926-1996
normally will be fully invested in            CHART APPEARS HERE
the market to seek to maximize your          STOCKS  -  $1,371.98
potential for long-term returns.             T-BILLS -  $   13.54
 The importance of being fully in-           STOCKS  -  $   19.48
vested is illustrated by the charts
at right. By missing fewer than 4       Source: (c) Completed using data from
percent of the months during the        Stocks, Bonds, Bills, and Inflation
past 69 years, the value of $1 in-      1997 Yearbook/TM/, Ibbotson Associates,
vested in 1926 was $19.48 at the end    Chicago (annually updates work by
of 1996, compared to $1,371.98 for      Roger B. Ibbotson and Rex A.
$1 that was invested for the entire     Singlefield).  Used with permission.
period. During the five-year period     All rights reserved.
(1992-1996), the average annual to-
tal return for stocks, as measured
by the Standard & Poor's 500-Stock                [CHART]
Index, a broad-based, unmanaged in-           MARKET RETURNS
dex, was 15.24 percent. However, the          S&P 500 AVERAGE
average annual return for the S&P          ANNUAL TOTAL RETURNS
500 for the same period excluding           (12/31/91-12/31/96)
the 20 best days for stock market         FULLY INVESTED    - 15.24%
performance, was 7.96 percent. Of         LESS 10 BEST DAYS - 11.19%
course, past performance is no guar-      LESS 20 BEST DAYS -  7.96%
antee of future performance.
                                        Source: Vestale System
[_] BROADLY DIVERSIFIED. A portfolio
that is broadly diversified can help
reduce risk and increase relative              MARKET RETURNS
stability. Since our goal is consis-           S&P 500 AVERAGE
tency, we emphasize stock funds that         ANNUAL TOTAL RETURNS
are broadly diversified both in              (12/31/91-12/31/96)
terms of the number of industries         FULLY INVESTED    - 15.24%
and the number of stocks within each      LESS 10 BEST DAYS - 11.19%
industry in which they invest. Gen-       LESS 20 BEST DAYS -  7.96%
erally, our stock funds invest in 12
broad economic sectors, and in many
individual stocks within each sec-
tor.

[_] CLEARLY DEFINED STRUCTURE. Main-
taining a fund's basic characteris-
tics over time is an important
component in delivering consistent
results. It also is important to ef-
fective asset allocation. The basic
characteristics of our funds are de-
termined by a pre-defined profile
which remains constant over time. If
you buy a blue-chip stock fund to-
day, it won't become a small-cap
stock fund tomorrow.

We constantly evaluate the results
of our approach and compare it to
other similar funds. Although past
performance is no guarantee of fu-
ture results, we remain committed to
our belief that this approach should
help Van Kampen American Capital
shareholders achieve consistent,
competitive, long-term performance.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                          Number    Market Value
Description                                               of Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCKS 96.1%
CONSUMER DISTRIBUTION 4.4%
Dayton Hudson Corp.......................................   240,000  $    9,420
Dillard Department Stores, Inc., Class A.................   280,000       8,645
Federated Department Stores, Inc. (b)....................   480,000      16,380
Kroger Co. (b)...........................................   240,000      11,160
Pier 1 Imports, Inc......................................   453,900       8,000
Tupperware Corp..........................................    74,000       3,968
                                                                     ----------
                                                                         57,573
                                                                     ----------
CONSUMER DURABLES 2.4%
Chrysler Corp............................................   160,000       5,280
Cooper Tire & Rubber.....................................   220,000       4,345
Ford Motor Co............................................   120,000       3,825
Masco Corp...............................................   120,000       4,320
Maytag Corp..............................................   350,000       6,912
Newell Co................................................   213,000       6,710
                                                                     ----------
                                                                         31,392
                                                                     ----------
CONSUMER NON-DURABLES 11.3%
American Brands, Inc.....................................   347,000      17,220
First Brands Corp........................................   240,000       6,810
Philip Morris Companies, Inc.............................   540,000      60,818
Quaker Oats Co...........................................   120,000       4,575
RJR Nabisco Holdings Corp................................ 1,220,000      41,480
Tambrands, Inc...........................................   110,000       4,496
Unilever NV--New York Shares (Netherlands)...............    80,000      14,020
                                                                     ----------
                                                                        149,419
                                                                     ----------
CONSUMER SERVICES 8.2%
Comcast Corp., Class A...................................   370,000       6,591
Cox Communications, Inc., Class A (b)....................   340,000       7,862
Gannett, Inc.............................................    90,000       6,739
Harcourt General, Inc....................................   200,000       9,225
Tele Communications, Inc., Class A (b)................... 3,300,000      43,106
Time Warner, Inc.........................................   946,000      35,475
                                                                     ----------
                                                                        108,998
                                                                     ----------
ENERGY 11.2%
Amerada Hess Corp........................................   230,000      13,311
Amoco Corp...............................................   100,000       8,050
Atlantic Richfield Co....................................    72,000       9,540
British Petroleum PLC--ADR (United Kingdom)..............    40,000       5,655
Coastal Corp.............................................   134,000       6,549
Coflexip SA--ADR (France) (b)............................   183,000       4,804
J. Ray McDermott SA (b)..................................   364,000       8,008
Occidental Petroleum Corp................................   240,000       5,610
PanEnergy Corp...........................................   490,000      22,050
Repsol SA--ADR (Spain)...................................   300,000      11,437
Seagull Energy Corp. (b).................................   307,000       6,754
Sonat, Inc...............................................    28,600       1,473
Texaco, Inc..............................................   100,000       9,813
Total SA--ADR (France)...................................   133,821       5,233
UnoCal Corp..............................................   240,000       9,750
USX Marathon Group.......................................   360,000       8,595
YPF Sociedad Anonima--ADR (Argentina), Class D...........   466,000      11,766
                                                                     ----------
                                                                        148,398
                                                                     ----------

                                       9
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

                                                          Number    Market Value
Description                                               of Shares        (000)
--------------------------------------------------------------------------------
FINANCE 15.0%
Aetna, Inc...............................................   324,000  $   25,920
AFLAC, Inc...............................................   260,000      11,115
Allstate Corp............................................   120,029       6,947
AMBAC, Inc...............................................   136,000       9,027
American Bankers Insurance Group Inc.....................   320,000      16,360
BankAmerica Corp.........................................   100,000       9,975
Bankers Trust New York Corp..............................    80,000       6,900
Bear Stearns Cos., Inc...................................   400,000      11,150
Chase Manhattan Corp.....................................   140,000      12,495
CIGNA Corp...............................................    95,000      12,979
CMAC Investment Corp.....................................   292,000      10,731
Conseco, Inc.............................................   103,500       6,598
Everest Reinsurance Holdings.............................   240,000       6,900
First USA, Inc...........................................   160,000       5,540
Great Western Financial Corp.............................   160,000       4,640
J.P. Morgan & Co., Inc...................................   120,000      11,715
MBIA, Inc................................................   150,000      15,188
PNC Bank Corp............................................   200,000       7,525
Travelers Group, Inc.....................................   146,667       6,655
                                                                     ----------
                                                                        198,360
                                                                     ----------
HEALTH CARE 4.9%
American Home Products Corp..............................   304,000      17,822
Lincare Holdings, Inc. (b)...............................   181,000       7,421
Mallinckrodt, Inc........................................   510,000      22,504
Schering Plough Corp.....................................    64,000       4,144
SmithKline Beecham PLC--ADR (United Kingdom).............    68,000       4,624
Warner Lambert Co........................................    92,000       6,900
Wellpoint Health Networks, Inc., Class A (b).............    28,500         980
                                                                     ----------
                                                                         64,395
                                                                     ----------
PRODUCER MANUFACTURING 9.0%
Bouygues Offshore SA--ADR (France) (b)...................   574,000       7,390
Browning Ferris Industries, Inc..........................   500,000      13,125
Caterpillar, Inc.........................................   100,000       7,525
Dover Corp...............................................   100,000       5,025
Ingersoll Rand Co........................................   232,000      10,324
Johnson Controls, Inc....................................    34,000       2,818
LucasVarity PLC--ADR (United Kingdom) (b)................   170,000       6,460
Rockwell International Corp. (b).........................    66,000       4,018
Stewart & Stevenson Services, Inc........................   180,000       5,243
TRW, Inc.................................................   100,000       4,950
WMX Technologies, Inc.................................... 1,580,000      51,547
                                                                     ----------
                                                                        118,425
                                                                     ----------
RAW MATERIALS/PROCESSING INDUSTRIES 6.1%
Bethlehem Steel Corp. (b)................................ 1,760,000      15,840
Boise Cascade Corp.......................................   720,000      22,860
Dow Chemical Co..........................................   120,000       9,405
LTV Corp.................................................   606,300       7,200
Lyondell Petrochemical Co................................   240,000       5,280
Mead Corp................................................    70,000       4,069
Stone Container Corp.....................................   250,000       3,719
Weyerhaeuser Co..........................................   140,000       6,632
Willamette Industries, Inc...............................    80,000       5,570
                                                                     ----------
                                                                         80,575
                                                                     ----------

                                       10
                                               See Notes to Financial Statements

                               December 31, 1996

-------------------------------------------------------------------------------

                                                          Number    Market Value
Description                                               of Shares        (000)
--------------------------------------------------------------------------------
TECHNOLOGY 4.3%
Avnet, Inc...............................................   130,400  $    7,596
BMC Software, Inc........................................   160,000       6,620
Computer Associates International, Inc...................   100,000       4,975
Ericsson L M Telephone Co.--ADR (Sweden), Class B........   177,000       5,343
Gateway 2000, Inc. (b)...................................    74,000       3,963
Hewlett Packard Co.......................................    92,000       4,623
International Business Machines Corp.....................    50,000       7,550
Nokia Corp. (ADR) (Finland)..............................   110,000       6,339
Pitney Bowes, Inc........................................    52,000       2,834
SunGard Data Systems, Inc. (b)...........................   189,900       7,501
                                                                     ----------
                                                                         57,344
                                                                     ----------
TRANSPORTATION 0.7%
Canadian National Railway Co.............................   260,000       9,880
                                                                     ----------
UTILITIES 18.6%
Ameritech Corp...........................................   120,000       7,275
AT & T Corp..............................................   675,000      29,362
Baltimore Gas & Electric Co..............................   140,000       3,745
Bell Atlantic Corp.......................................   130,000       8,418
Bellsouth Corp...........................................   100,400       4,054
Boston Edison Co.........................................   156,000       4,193
Carolina Power & Light Co................................   120,000       4,380
Central & South West Corp................................   140,000       3,588
Cincinnati Bell, Inc.....................................   130,400       8,036
CMS Energy Corp..........................................   120,000       4,035
DTE Energy Co............................................   340,000      11,007
Entergy Corp.............................................   140,000       3,885
FPL Group, Inc...........................................   100,000       4,600
GPU, Inc.................................................   162,000       5,447
Houston Industries, Inc..................................   540,000      12,217
Idaho Power Co...........................................   214,000       6,661
Illinova Corp............................................   312,000       8,580
MCI Communications Corp.................................. 1,169,300      38,221
Nipsco Industries, Inc...................................    67,000       2,655
Oklahoma Gas & Electric Co...............................   320,000      13,360
Pacificorp...............................................   150,000       3,075
Peco Energy Co...........................................   260,000       6,565
Pinnacle West Capital Corp...............................   170,000       5,398
Public Service Co. of New Mexico.........................   280,000       5,495
SBC Communications, Inc..................................   210,000      10,867
Sierra Pacific Resources.................................    92,000       2,645
Southwestern Public Service Co...........................   150,000       5,306
Sprint Corp..............................................   300,000      11,962
Texas Utilities Co.......................................   265,000      10,799
                                                                     ----------
                                                                        245,831
                                                                     ----------
TOTAL LONG-TERM INVESTMENTS 96.1% (Cost $1,112,001,483)(a).........   1,270,590
SHORT-TERM INVESTMENTS AT AMORTIZED COST 2.8%......................      37,435
OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%.........................      14,042
                                                                     ----------
NET ASSETS 100.0%..................................................  $1,322,067
                                                                     ==========

(a) At December 31, 1996, for federal income tax purposes cost is $1,115,697,052 the aggregate gross unrealized appreciation is $197,715,113 and the aggregate gross unrealized depreciation is $42,822,548, resulting in net unrealized appreciation of $154,892,565.

(b) Non-income producing security as this stock currently does not declare dividends.

                                      11
                                              See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
    All amounts, except for Maximum Offering Price information, reported in thousands

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $1,112,002) (Note 1)...  $1,270,590
Short-Term Investments (Note 1).....................................      37,435
Cash................................................................          15
Receivables:
 Securities Sold....................................................      28,416
 Dividends..........................................................       3,213
 Fund Shares Sold...................................................       1,045
Other...............................................................          12
                                                                      ----------
 Total Assets.......................................................   1,340,726
                                                                      ----------
LIABILITIES:
Payables:
 Securities Purchased...............................................       8,791
 Income and Capital Gain Distributions..............................       5,178
 Fund Shares Repurchased............................................       3,252
 Distributor and Affiliates (Notes 2 and 6).........................         669
 Investment Advisory Fee (Note 2)...................................         535
Deferred Compensation and Retirement Plans (Note 2).................         126
Accrued Expenses....................................................         108
                                                                      ----------
 Total Liabilities..................................................      18,659
                                                                      ----------
NET ASSETS..........................................................  $1,322,067
                                                                      ==========
NET ASSETS CONSIST OF:
Capital (Note 3)....................................................  $1,125,335
Net Unrealized Appreciation on Securities...........................     158,588
Accumulated Net Realized Gain on Securities.........................      36,635
Accumulated Undistributed Net Investment Income.....................       1,509
                                                                      ----------
NET ASSETS..........................................................  $1,322,067
                                                                      ==========
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $1,240,901,400 and 83,928,602 shares of beneficial interest
 issued and outstanding)............................................  $    14.79
 Maximum sales charge (5.75%* of offering price)....................         .90
                                                                      ----------
 Maximum offering price to public...................................  $    15.69
                                                                      ==========
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $75,358,898 and 5,091,005 shares of beneficial interest issued
 and outstanding)...................................................  $    14.80
                                                                      ==========
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $5,806,740 and 392,214 shares of beneficial interest issued and
 outstanding).......................................................  $    14.81
                                                                      ==========

*On sales of $50,000 or more, the sales charge will be reduced.

                                       12
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
                       All amounts reported in thousands

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.............................................................  $ 28,538
Interest..............................................................     4,511
                                                                        --------
 Total Income.........................................................    33,049
                                                                        --------
EXPENSES:
Investment Advisory Fee (Note 2)......................................     5,983
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and
 C of $2,520, $582 and $47, respectively) (Note 6)....................     3,149
Shareholder Services (Note 2).........................................     2,457
Legal (Note 2)........................................................        78
Trustees Fees and Expenses (Note 2)...................................        46
Other ................................................................     1,039
                                                                        --------
 Total Expenses.......................................................    12,752
 Less Expenses Reimbursed (Note 2)....................................        17
                                                                        --------
 Net Expenses.........................................................    12,735
                                                                        --------
NET INVESTMENT INCOME.................................................  $ 20,314
                                                                        ========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments..........................................................  $204,991
 Futures..............................................................      (252)
                                                                        --------
Net Realized Gain on Securities.......................................   204,739
                                                                        --------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..............................................   136,779
 End of the Period:
 Investments..........................................................   158,588
                                                                        --------
Net Unrealized Appreciation on Securities During the Period...........    21,809
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES........................  $226,548
                                                                        ========
NET INCREASE IN NET ASSETS FROM OPERATIONS............................  $246,862
                                                                        ========

                                       13
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
                       All amounts reported in thousands

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................          $  20,314          $  18,223
Net Realized Gain on Securities..........            204,739            151,825
Net Unrealized Appreciation on Securities
 During the Period.......................             21,809            140,846
                                                  ----------         ----------
Change in Net Assets from Operations.....            246,862            310,894
                                                  ----------         ----------
Distributions from Net Investment Income:
 Class A Shares..........................            (18,935)           (18,342)
 Class B Shares..........................               (516)              (354)
 Class C Shares..........................                (41)               (31)
                                                  ----------         ----------
                                                     (19,492)           (18,727)
                                                  ----------         ----------
Distributions from Net Realized Gain on
 Securities (Note 1):
 Class A Shares..........................           (190,609)          (131,445)
 Class B Shares..........................            (10,865)            (5,144)
 Class C Shares..........................               (831)              (463)
                                                  ----------         ----------
                                                    (202,305)          (137,052)
                                                  ----------         ----------
 Total Distributions.....................           (221,797)          (155,779)
                                                  ----------         ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................             25,065            155,115
                                                  ----------         ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................            870,145            391,197
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................            203,868            143,243
Cost of Shares Repurchased...............           (897,713)          (464,773)
                                                  ----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................            176,300             69,667
                                                  ----------         ----------
TOTAL INCREASE IN NET ASSETS.............            201,365            224,782
NET ASSETS:
Beginning of the Period..................          1,120,702            895,920
                                                  ----------         ----------
End of the Period (Including accumulated
 undistributed net investment income of
 $1,509 and $468, respectively)..........         $1,322,067         $1,120,702
                                                  ==========         ==========

                                       14
                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                               Year Ended December 31
                                       ----------------------------------------
Class A Shares                             1996     1995    1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period................................   $14.54   $12.40  $16.38  $17.30 $17.52
                                       -------- -------- -------  ------ ------
 Net Investment Income................     .264      .26     .31     .32    .33
 Net Realized and Unrealized Gain/Loss
  on Securities.......................    2.828   4.1125    (.92)   1.18   .795
                                       -------- -------- -------  ------ ------
Total from Investment Operations......    3.092   4.3725    (.61)   1.50  1.125
                                       -------- -------- -------  ------ ------
Less:
 Distributions from and in Excess of
  Net Investment Income (Note 1)......     .255      .27   .3225   .2975  .3275
 Distributions from Net Realized Gain
  on Securities (Note 1)..............    2.592   1.9625  3.0475  2.1225 1.0175
                                       -------- -------- -------  ------ ------
Total Distributions...................    2.847   2.2325    3.37    2.42  1.345
                                       -------- -------- -------  ------ ------
Net Asset Value, End of the Period....  $14.785   $14.54  $12.40  $16.38 $17.30
                                       ======== ======== =======  ====== ======
Total Return (a)......................   22.34%   36.16% (3.67%)   9.09%  6.53%
Net Assets at End of the Period (In
millions)............................. $1,240.9 $1,071.4  $871.6  $980.4 $959.0
Ratio of Expenses to Average Net
Assets (b)............................    1.00%     .96%   1.01%    .96%   .87%
Ratio of Net Investment Income to
 Average Net Assets (b)...............    1.71%    1.82%   1.93%   1.82%  1.84%
Portfolio Turnover....................     176%     151%    136%     50%    36%
Average Commission Paid Per Equity
Share Traded (c)......................   $.0598       --      --      --     --

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      15
                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                               October 19, 1992
                                                                  (Commencement
                                Year Ended December 31      of Distribution) to
                            -------------------------------   December 31, 1992
Class B Shares                 1996   1995   1994  1993 (a)                 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning
of Period.................   $14.56 $12.42 $16.40    $17.30              $17.62
                            ------- ------ ------    ------              ------
 Net Investment Income....     .144    .14    .16       .18                 .03
 Net Realized and
  Unrealized Gain/Loss on
  Securities..............    2.825 4.1125  (.905)    1.192               .9225
                            ------- ------ ------    ------              ------
Total from Investment
Operations................    2.969 4.2525  (.745)    1.372               .9525
                            ------- ------ ------    ------              ------
Less:
 Distributions from and in
 Excess of Net Investment
 Income (Note 1)..........     .135    .15  .1875     .1495                 .29
 Distributions from Net
  Realized Gain on
  Securities (Note 1).....    2.592 1.9625 3.0475    2.1225               .9825
                            ------- ------ ------    ------              ------
Total Distributions.......    2.727 2.1125  3.235     2.272              1.2725
                            ------- ------ ------    ------              ------
Net Asset Value, End of
the Period................  $14.802 $14.56 $12.42    $16.40              $17.30
                            ======= ====== ======    ======              ======
Total Return (b)..........   21.39% 34.99% (4.41%)    8.25%               4.66%*
Net Assets at End of the
Period (In millions)......    $75.4  $45.2  $22.0     $13.9                $0.8
Ratio of Expenses to
 Average Net Assets (c)...    1.80%  1.79%  1.84%     1.76%               1.88%
Ratio of Net Investment
 Income to Average Net
 Assets (c)...............     .91%   .96%  1.12%     1.04%                .74%
Portfolio Turnover........     176%   151%   136%       50%                 36%
Average Commission Paid
Per Equity Share Traded
(d).......................   $.0598     --     --        --                  --

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      16
                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                               October 26, 1993
                                                                  (Commencement
                                   Year Ended December 31   of Distribution) to
                                   -----------------------    December 31, 1993
Class C Shares                        1996   1995 1994 (a)                  (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...........................   $14.56 $12.41   $16.39               $18.16
                                   ------- ------   ------               ------
 Net Investment Income...........     .151    .15      .18                  .02
 Net Realized and Unrealized
  Gain/Loss on Securities........    2.821 4.1125    (.925)               .1425
                                   ------- ------   ------               ------
Total from Investment Operations.    2.972 4.2625    (.745)               .1625
                                   ------- ------   ------               ------
Less:
 Distributions from and in Excess
  of Net Investment Income (Note
  1).............................     .135    .15    .1875                 .065
 Distributions from Net Realized
  Gain on Securities (Note 1)....    2.592 1.9625   3.0475               1.8675
                                   ------- ------   ------               ------
Total Distributions..............    2.727 2.1125    3.235               1.9325
                                   ------- ------   ------               ------
Net Asset Value, End of the
Period...........................  $14.805 $14.56   $12.41               $16.39
                                   ======= ======   ======               ======
Total Return (b).................   21.38% 35.11%   (4.43%)               1.11%*
Net Assets at End of the Period
(In millions)....................     $5.8   $4.1     $2.3                 $0.5
Ratio of Expenses to Average Net
Assets (c).......................    1.80%  1.79%    1.85%                1.93%
Ratio of Net Investment Income to
 Average Net Assets (c)..........     .92%   .97%    1.15%                 .78%
Portfolio Turnover...............     176%   151%     136%                  50%
Average Commission Paid Per
Equity Share Traded (d)..........   $.0598     --       --                   --

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      17
                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Comstock Fund (the "Fund") is organized as a Dela-ware business trust and is registered as a diversified open-end investment man-agement company under the Investment Company Act of 1940, as amended. The
Fund's investment objective is capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.
The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not avail-able are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with proce-dures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is am-ortized over the life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as real-ized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
Net realized gains or losses may differ for financial and tax reporting pur-poses primarily as a result of the deferral of losses for tax purposes result-ing from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quar-terly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-

                               December 31, 1996

--------------------------------------------------------------------------------
term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordi-nary income for tax purposes.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Per-manent differences related to the recognition of market discount on bonds to-taling $9,063 were reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income. In addition, permanent differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $209,882 have been reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $1 billion....................................................  .50 of 1%
Next $1 billion.....................................................  .45 of 1%
Next $1 billion.....................................................  .40 of 1%
Over $3 billion.....................................................  .35 of 1%

Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, coun-sel to the Fund, of which a trustee of the Fund is an affiliated person.
For the year ended December 31, 1996, the Fund recognized expenses of approxi-mately $222,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $2,078,600, represent-ing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $209,900 related to the cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan. At December 31, 1996, VKAC owned 42,807 Class A shares.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996

--------------------------------------------------------------------------------
At December 31, 1996, capital aggregated $1,042,755,922, $76,609,478 and
$5,969,347 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  53,832,803  $ 828,392,481
 Class B...........................................   2,473,967     38,067,722
 Class C...........................................     241,811      3,684,614
                                                    -----------  -------------
Total Sales........................................  56,548,581  $ 870,144,817
                                                    ===========  =============
Dividend Reinvestment:
 Class A...........................................  13,289,272  $ 192,499,655
 Class B...........................................     730,321     10,558,446
 Class C...........................................      56,044        810,114
                                                    -----------  -------------
Total Dividend Reinvestment........................  14,075,637  $ 203,868,215
                                                    ===========  =============
Repurchases:
 Class A........................................... (56,870,860) $(876,361,190)
 Class B...........................................  (1,214,527)   (18,504,572)
 Class C...........................................    (186,167)    (2,847,599)
                                                    -----------  -------------
Total Repurchases.................................. (58,271,554) $(897,713,361)
                                                    ===========  =============

At December 31, 1995, capital aggregated $898,421,987, $46,499,832 and
$4,323,139 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  24,488,433  $ 368,647,727
 Class B...........................................   1,425,692     20,613,898
 Class C...........................................     133,213      1,934,822
                                                    -----------  -------------
Total Sales........................................  26,047,338  $ 391,196,447
                                                    ===========  =============
Dividend Reinvestment:
 Class A...........................................   9,655,233  $ 137,771,277
 Class B...........................................     352,915      5,064,571
 Class C...........................................      28,402        407,205
                                                    -----------  -------------
Total Dividend Reinvestment........................  10,036,550  $ 143,243,053
                                                    ===========  =============
Repurchases:
 Class A........................................... (30,776,686) $(457,375,508)
 Class B...........................................    (446,399)    (6,474,496)
 Class C...........................................     (67,640)      (922,733)
                                                    -----------  -------------
Total Repurchases.................................. (31,290,725) $(464,772,737)
                                                    ===========  =============

Class B and C shares are offered without a front end sales charge, but are sub-ject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the pur-chase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respec-tive deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  5.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $189,200 and CDSC on redeemed shares of approximately $133,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $2,043,979,113 and $2,081,917,379, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to at-tempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these in-stances the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
During the period, the Fund invested in futures contracts, a type of deriva-tive. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1995.....................................       -0-
Futures Opened.......................................................       505
Futures Closed.......................................................      (505)
                                                                           ----
Outstanding at December 31, 1996.....................................       -0-
                                                                           ====

                               December 31, 1996

--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $484,200.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of Van Kampen American Capital Comstock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Comstock Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.


   Tax Notice to Corporate
        Shareholders

     For 1996, 19.65% of
     the dividends tax-
     able as ordinary
     income qualified
     for the 70% divi-
     dends received de-
     duction for
     corporations.

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS
DENNIS J. MCDONNELL*
 President
RONALD A. NYBERG*
 Vice President and Secretary
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1997
 All rights reserved.

SMdenotes a service mark of
 Van Kampen American Capital Distributors, Inc.
INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
                         RESULTS OF SHAREHOLDER VOTES


A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 44,672,317 shares voted for the proposal, 1,425,613 shares voted against and 3,832,213 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to invest-ment in other investment companies, 39,568,992 shares voted for the proposal, 1,918,924 shares voted against and 3,984,919 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 45,449,732 shares voted for the proposal, 743,492 shares voted against and 3,736,920 shares abstained.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.